UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       JANUARY 11, 2008 (JANUARY 9, 2008)
                Date of Report (Date of earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                      0-24015                  54-1890464
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

                             14040 PARK CENTER ROAD
                             HERNDON, VIRGINIA 20171
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding SteelCloud, Inc.'s (the "Company") beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render SteelCloud's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause SteelCloud's actual results to differ from management's current expectations are contained in SteelCloud's filings with the Securities and Exchange Commission. SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 9, 2008, the Company issued a press release announcing preliminary revenue and income results for the fourth quarter and fiscal year 2007. Due to accounting complexities associated with the allocation of manufacturing and operating costs, the financial statements are not complete for public dissemination. The Company plans to issue its audited financial statements for fiscal 2007 and reschedule a date for the conference call shortly. The Company anticipates filing its Annual Report on Form 10K in the time period prescribed by the Securities and Exchange Commission, which is on or before January 29, 2008. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

99.1 Press Release entitled "SteelCloud Announces Preliminary Financial Results for the Fourth Quarter and Fiscal Year 2007," dated January 9, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        STEELCLOUD, INC.

                                    By: /s/ Robert E. Frick
                                        -------------------
                                        Robert E. Frick, Chief Executive Officer

January 11, 2008